EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

Scott Absher, as Chief Executive Officer of Strativation, Inc. (the “Company”), and George Lefevre, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, that

(1)         the Company’s Annual Report of Form 10-KSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006	/s/ Scott Absher
Scott Absher

Chief Executive Officer

Dated: May 15, 2006	/s/ George LeFevre

George LeFevre

Chief Financial Officer